UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2005

PORTALPLAYER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51004	77-0513807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 W. Plumeria Drive San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 521-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 27, 2005, PortalPlayer, Inc. (the “Company”) entered into a first amendment (the “Lease Amendment”) to the lease agreement with CarrAmerica Realty Operating Partnership, L.P. (the “Landlord”), dated as of April 6, 2005, for approximately 39,301 square feet of office space at 70 Plumeria Drive and 2720 Orchard Parkway, San Jose, California (the “Original Lease” and as amended by the Lease Amendment, the “Lease”). The terms set forth in the Lease Amendment are effective as of December 27, 2005.

The terms of the Lease Amendment include the expansion of the leased premises to include an additional 40,490 square feet of office space at 2720 Orchard Parkway (the “Expansion Space”), approximately half of which may be surrendered to the landlord upon 30 days’ notice. The termination date of the Lease Amendment is September 30, 2010, the same as the termination date of the Original Lease, unless extended or earlier terminated pursuant to the terms of the Lease.

The rent commencement date for the Expansion Space is March 1, 2006. The adjusted base monthly rent under the Lease for the entire leased premises is as follows:

Prior to the rent commencement date of the Original Lease; $0.00;

from May 1, 2005 to September 30, 2005; $0.00;

from October 1, 2005 to February 28, 2006; $24,900;

from March 1, 2006 to April 30, 2006; $32,100;

from May 1, 2006 to December 31, 2006; $35,304.28;

from January 1, 2007 to April 30, 2007; $36,204.28;

from May 1, 2007 to December 31, 2007; $37,104.28;

from January 1, 2008 to April 30, 2008; $38,004.28;

from May 1, 2008 to December 31, 2008; $45,156.92;

from January 1, 2009 to April 30, 2009; $46,056.92;

from May 1, 2009 to December 31, 2009; $47,235.95; and

from January 1, 2010 to September 30, 2010; $48,135.95.

In addition to base rent, the Company will continue to be responsible for certain costs and charges specified in the Lease, including certain operating expenses, capital expenditures on the property incurred by the Landlord, real estate taxes and utility expenses.

The foregoing is a summary description of certain terms of the Lease Amendment. It is qualified in its entirety by the text of the Lease Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the Lease Amendment is hereby incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	First Amendment to Lease between PortalPlayer, Inc. and CarrAmerica Realty Operating Partnership, L.P., effective as of December 27, 2005 and dated as of December 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2005

PORTALPLAYER, INC.

By:	/s/ Svend-Olav Carlsen
Svend-Olav Carlsen
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Lease between PortalPlayer, Inc. and CarrAmerica Realty Operating Partnership, L.P., effective as of December 27, 2005 and dated as of December 22, 2005.